United States

Securities and Exchange Commission

Washington, D.C 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

☒	Filed by the Registrants
☐	Filed by a Party other than the Registrant

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

THE TARGET PORTFOLIO TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Information Statement. if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Strategic Partners Large Cap Value Fund

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

Strategic Partners Conservative Allocation Fund

Strategic Partners Moderate Allocation Fund

Strategic Partners Growth Allocation Fund

THE TARGET PORTFOLIO TRUST

Large Cap Value Portfolio

(each of the foregoing referred to herein as the “Fund”)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

March     , 2006

TO THE SHAREHOLDERS:

On November 29, 2005, at a regular meeting of the Board of Trustees of Strategic Partners Style Specific Funds, Strategic Partners Asset Allocation Funds and The Target Portfolio Trust (each of which is referred to herein as the “Trust”), the Trustees approved a new subadvisory agreement for each of the Strategic Partners Large Cap Value Fund (a series of Strategic Partners Style Specific Funds), Strategic Partners Conservative Allocation Fund, Strategic Partners Moderate Allocation Fund and Strategic Partners Growth Allocation Fund (each a series of Strategic Partners Asset Allocation Funds), and Large Cap Value Portfolio (a series of The Target Portfolio Trust) each a “Fund” and collectively, the “Funds”.  The parties to the subadvisory agreement are Prudential Investments LLC (the Trust’s investment manager), and NFJ Investment Group L.P. (the new subadviser of the Funds). This information statement describes the circumstances surrounding the Board’s approval of the new subadvisory agreement and provides you with an overview of its terms. Prudential Investments LLC will continue as your Fund’s investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

By order of the Board,

/s/Deborah A. Docs
DEBORAH A. DOCS
Assistant Secretary

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Strategic Partners Large Cap Value Fund

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

Strategic Partners Conservative Allocation Fund

Strategic Partners Moderate Allocation Fund

Strategic Partners Growth Allocation Fund

THE TARGET PORTFOLIO TRUST

Large Cap Value Portfolio

(each of the foregoing referred to herein as the “Fund”)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(800) 225-1852

INFORMATION STATEMENT

March    , 2006

This information statement is being furnished to shareholders investing in the Strategic Partners Large Cap Value Fund (a series of Strategic Partners Style Specific Funds), Strategic Partners Conservative Allocation Fund, Strategic Partners Moderate Allocation Fund and Strategic Partners Growth Allocation Fund (each a series of Strategic Partners Asset Allocation Funds), and Large Cap Value Portfolio (a series of The Target Portfolio Trust) each a “Fund” and collectively, the “Funds” in lieu of a proxy statement, pursuant to the terms of an order granted to us by the Securities and Exchange Commission (SEC). The order permits the Trust’s manager to hire new unaffiliated subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

Each of Strategic Partners Style Specific Funds, Strategic Partners Asset Allocation Funds and The Target Portfolio Trust, is an investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Delaware statutory trust. The Trust’s Trustees are referred to herein as the “Board,” ”Board Members” or “Trustees.” The Trust’s principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Trust consists of multiple separate investment series including the applicable Funds.

We are providing shareholders investing in the Funds as of December 22, 2005 with this information statement. This information statement relates to the approval by the Trustees of a subadvisory agreement dated as of December 16, 2005 between Prudential Investments LLC (“PI”) (the “Manager”) and NFJ Investment Group L.P. (“NFJ”) with respect to each of the Funds, a copy of which is attached hereto as Exhibit A (the “Subadvisory Agreement”). NFJ will join Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”) and J.P. Morgan Investment Management (“J.P. Morgan”) as a subadviser for each Fund.  The subadvisery agreements with Hotchkis & Wiley and J.P. Morgan were last approved by the Trustees of the Trust including a majority of the Trustees who are not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act ( the “Independent Trustees”) on June 23, 2003.

Each Fund will pay for the costs associated with preparing and distributing this information statement to its

shareholders. This information statement will be mailed on or about March      ,  2006.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Managers

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Manager of the Trust under (i) a Management Agreeement with Strategic Partners Style Specific Funds dated August 25, 1999, (ii) a Management Agreement with Strategic Partners Asset Allocation Funds dated May 25, 2004, and (iii) a Management Agreement with The Target Portfolio Trust dated November 9, 1992. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion. Information concerning the Trust’s current management arrangements can be found in Exhibit B. Information concerning officers of the Trust is set forth in Exhibit C.

Shareholder Reports

The most recent annual report for Strategic Partners Style Specific Funds and Strategic Partners Asset Allocation Funds for their respective fiscal year ended July 31, 2005, and the most recent semi-annual report for The Target Portfolio Trust for the six months ended June 30, 2005,  have been sent to shareholders.  Only one annual or semi-annual report is delivered to multiple security holders sharing an address unless the Fund receives contrary instructions from one or more of the security holders.  These reports may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of any class of the Funds is set forth in Exhibit E.

NEW SUBADVISORY AGREEMENT

On November 29, 2005, the Trustees of each Fund, including the Independent Trustees, unanimously approved the Subadvisory Agreement and the recommendation by the Manager of NFJ to be added as an additional subadviser to the Fund.

The Subadvisory Agreement contains terms and conditions similar to those of the subadvisory agreement with Hotchkis & Wiley and JP Morgan, except as more fully described below under “Board Consideration of Subadvisory Agreement.” See also “Terms of Subadvisory Agreement” below for a description of the new agreement. NFJ renders investment advice to the Fund in accordance with the investment objective and policies of each Fund as established by the Board and also makes investment decisions to purchase and sell securities on behalf of each Fund, subject to the supervision of the Manager. The Manager, not the Funds, pays an advisory fee to NFJ. Therefore, the change in subadviser does not mean any change in advisory fees paid by the Funds.

Section 15 of the Investment Company Act requires that a majority of a mutual fund’s outstanding voting securities approve the Fund’s subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC’s order, which is subject to a number of conditions, the Manager may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

Board Consideration of Subadvisory Agreement:

At a regular in-person meeting of the Board held on November 29, 2005, at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees considered whether the approval of the Subadvisory Agreement was in the best interests of the Fund and its investors. Before approving the new Subadvisory Agreement, the Trustees reviewed performance, compliance and organizational materials regarding NFJ and received formal presentations from the Manager at their November 29, 2005 meeting. Representatives of NFJ participated in the discussions with the Trustees at the meeting.

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In making the determination to add NFJ as an additional subadviser, the Trustees, including the independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Funds by Hotchkis & Wiley and JP Morgan under the current subadvisory agreements and those that would be provided to the Fund by NFJ under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Hotchkis & Wiley and JP Morgan and NFJ were each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations. The Board also received and considered information regarding the nature and extent of services currently being provided by NFJ to other Prudential sponsored small cap value portfolios under existing subadvisory agreements and those that would be provided to the Fund by NFJ under the new subadvisory agreement. The Board noted that the nature and extent of services under all of the agreements were generally similar in that NFJ was required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of NFJ’s senior management and the expertise of, and amount of attention expected to be given to the Funds by NFJ’s portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Funds. The Board was also provided with information pertaining to NFJ’s organizational structure, senior management, investment operations, and other relevant information pertaining to NFJ. The Board noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to NFJ, summarizing his level of comfort from a compliance perspective with respect to the Manager’s recommendation to hire NFJ.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Funds by NFJ and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by NFJ under the new subadvisory agreement should equal or exceed the quality of similar services provided by Hotchkis & Wiley and JP Morgan under the existing subadvisory agreements.

Investment performance of the Fund and NFJ

The Board received and considered information about the Fund’s historical performance.  In particular, the Board considered comparative performance information of large cap value portfolios managed by NFJ as well as performance of benchmark indices.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rate payable by the Manager to NFJ under the proposed subadvisory agreement. The Board noted, however, that the subadvisory fee payable to NFJ would not impact Fund shareholders directly because those fees are payable by the Manager and there would be no change to the investment advisory fee rate payable by the Fund to the Manager. As a result of the above considerations, the Board concluded that NFJ’s proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

NFJ’s Profitability

Because the engagement of NFJ is new for the Funds, there is no historical profitability with regard to its arrangements with the Fund. As a result, this factor was not considered by the Board. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fee will not change the fee paid by the Fund. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rate retained by the Manager.

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Economies of Scale

The Board considered information about the potential of both the Manager and NFJ to experience economies of scale as the Funds grow in size.

The Board noted that although the Managers’ advisory fee rate for the Funds did not contain breakpoints, NFJ’s proposed subadvisory fee rate for all Funds covered by this Information Statement contained breakpoints, and, accordingly, each reflected the potential to share economies of scale.  The Board concluded that the breakpoint structure and levels established the potential for the sharing of economies of scale among the Manager, NFJ and Fund shareholders as the Funds grow.

Other Benefits to NFJ or its Affiliates from Serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by NFJ and its affiliates as a result of NFJ’s relationship with each Fund. The Board concluded that any potential benefits to be derived by NFJ included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

The Board concluded that these reasons supported its selection of NFJ, and unanimously approved the Subadvisory Agreement .

Information Concerning NFJ

NFJ Investment Group L.P. (NFJ) , formed in 1989, is an indirect wholly owned subsidiary of Allianz Global Investors of America L.P. As of December 31, 2005, the firm had over $15 billion of worldwide assets under management and advice. NFJ, a disciplined, value-oriented equity manager, is located at 2100 Ross Avenue, Dallas, Texas 75201.

Exhibit D contains information about the other mutual funds managed by NFJ with investment objectives and strategies similar to those of the Fund. Exhibit D also lists the principal executive officers and directors of NFJ.

Terms of the Subadvisory Agreement

The following summary of the Subadvisory Agreement is qualified in its entirety by reference to the copy of the Subadvisory Agreement attached as Exhibit A to this information statement.

Under the Subadvisory Agreement, NFJ is compensated by the Manager (and not the Funds) for the portion of assets it manages at an annual rate of 0.40% of the average daily net assets of the Fund not in excess of $50 million in assets; plus 0.38% of the portion over $50 million but not in excess of $100 million; plus 0.34% of the portion over $100 million but not in excess of $150 million; plus 0.30% of the portion over $150 million but not in excess of $350 million; and 0.28% of the portion in excess of $350 million (for purposes of this fee calculation, the assets of the Fund are aggregated with the assets of the other mutual funds managed by the Manager for which NFJ serves as subadviser for purposes of calculating the fee).

Under the existing subadvisory agreements with Hotchkis & Wiley and J.P. Morgan for Strategic Partners Large Cap Value Fund and Large Cap Value Portfolio, Hothchkis & Wiley and J.P. Morgan are each compensated by the Manager (and not the Fund) at an annual rate of 0.30% of average daily net assets of such Fund.

Under the existing subadvisory agreement with Hotchkis & Wiley for Strategic Partners Asset Allocation Funds, Hotchkis & Wiley is compensated by the Manager (and not the Fund) for the portion of the assets it manages at the rate of 0.30% of combined average daily net assets (the assets of the Fund are aggregated with the assets of other mutual funds managed by the Manager for which Hotchkis & Wiley serves as subadviser for purposes of calculating the fee).

Under the existing subadvisory agreement with J.P. Morgan for Strategic Partners Asset Allocation Funds, J.P.Morgan is compensated by the Manager (and not the Fund) for the portion of the assets it manages at the rate of

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0.30% of combined average daily net assets to $300 million, and 0.25% of combined average daily net assets over $300 million (the assets of the Fund are aggregated with the assets of other mutual funds managed by the Manager for which J.P. Morgan serves as subadviser for purposes of calculating the fee).

The Subadvisory Agreement provides that, subject to Manager’s and the Board of Trustees’ supervision, NFJ is responsible for managing the investment operations of the Fund and for making investment decisions and placing orders to purchase and sell securities for a portion of the assets of each Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In connection with its duties under the Subadvisory Agreement, NFJ agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisors Act of 1940, as amended, and other applicable state and federal regulations.  In accordance with the requirements of the Investment Company Act, NFJ will provide the Manager with all books and records relating to the transactions they execute and render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

The Subadvisory Agreement provides that it will continue in effect for two years from its execution, and from year to year thereafter, but only so long as each such continuance is approved at least annually in accordance with the requirements of the Investment Company Act.  The Subadvisory Agreement may be terminated by PI at any time without penalty by the vote of the Board or a majority of the outstanding voting securities (as defined in the Investment Company Act) of each Fund, or by such Fund’s subadvisers, on not more than 60 days’ nor less than 30 days’ written notice.  In addition, the Subadvisory Agreement will terminate automatically if assigned (within the meaning of the Investment Company Act).  The new Subadvisory Agreement also provides that the new subadviser will not be subject to any liability in connection with its performance of subadvisory services in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, NFJ will not be liable for any act or omission in connection with its activities as subadviser to the Funds.

Shareholder Proposals

As Delaware statutory trusts, each of Strategic Partners Style Specific Funds, Strategic Partners Asset Allocation Funds and The Target Portfolio Trust is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust’s Declaration of Trust.  A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

/s/Deborah A. Docs
Deborah A. Docs
Assistant Secretary

Dated: March     , 2006

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EXHIBIT A

Subadvisory Agreement

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

THE TARGET PORTFOLIO TRUST

STRATEGIC PARTNERS ASSET ALLOCATION FUND

(each referred to herein as the “Trust”)

Amended and Restated Subadvisory Agreement

Agreement made as of this 16th day of December, 2005 between Prudential Investments LLC (“PI” or the “Manager”), a New York limited liability company, and NFJ Investment Group L.P. (“NFJ” or the “Subadviser”).

WHEREAS, the Manager and the Subadviser have entered into a Subadvisory Agreement dated October 6, 2003;

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to additional series of each Trust and one or more of each Trust’s respective series, which together with the series subject to the Subadvisory Agreement dated October 6, 2003 are as specified in Schedule A hereto (individually and collectively, with the Trusts, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree to amend and restate the Subadvisory Agreement dated October 6, 2003 as follows:

1.             (a)           Subject to the supervision of the Manager and the Board of Trustees of each Fund, the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i)                The Subadviser shall provide supervision of such portion of the Fund’s investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)               In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Declaration of Trust, By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Fund, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.  In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission).  The Manager shall provide Subadviser timely with copies of any updated Fund documents.

(iii)              The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board of Trustees may direct from time to time.  In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution.  Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party.  The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission..

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv)             The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund’s Board of Trustees such periodic and special reports as the Trustees may reasonably request.  The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v)              The Subadviser or its affiliate shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager. In addition to written and telephone communications, electronic communication by fax and/or email shall be deemed acceptable forms of communication among the Subadviser, the Fund’s custodian and the Manager.

(vi)             The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.  Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions.  The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)            The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b)                                           The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected.  Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)                                            The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)                                           In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e)           The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f)            The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

2.             The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement.  The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Fund that affect the duties of the Subadviser).

3.             For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A.  Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager.  Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.             The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws.  The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.             This Agreement shall take effect on the date first set forth above, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party.  This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.  The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 2100 Ross Avenue, , Ste. 1840, Dallas, TX 75201 with a copy to Allianz Global Investors of America, L.P. at 1345 Avenue of the Americas, New York, NY 10105, Attention: Chief Legal Officer.

6.             Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.             During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof.  Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8.             This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9.             This Agreement shall be governed by the laws of the State of New York.

10.           The Subadvisory Agreement between the Manager and the Subadviser dated October 6, 2003 is superceded by this Agreement.

11.           Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	/s/ Robert F. Gunia
Name:	Robert F. Gunia
Title:	Executive Vice President

NFJ INVESTMENT GROUP L.P.

By:	/s/ Ben J. Fischer
Name:	Ben J. Fischer
Title:	Managing Director

Schedule A

As compensation for services provided by NFJ Investment Group L.P., Prudential Investments LLC will pay NFJ Investment Group L.P. a fee equal, on an annualized basis, pursuant to the following schedules:

Fund	Annual Fee (as percentage of average annual net assets)
Strategic Partners Style Specific Funds • Strategic Partners Small Cap Value Fund	0.40%
Target Portfolio Trust • Small Cap Value Portfolio	0.40%

Fund	Annual Fee (as percentage of average annual net assets) (1)
Strategic Partners Style Specific Funds • Strategic Partners Large Cap Value Fund	0.40% first $50 million 0.38% next $50 million 0.34% next $50 million 0.30% next $200 million 0.28% over $350 million

Asset Allocation
• Strategic Partners Conservative Allocation Fund (large cap value sleeve)
• Strategic Partners Moderate Allocation Fund (large cap value sleeve)
• Strategic Partners Growth Allocation Fund (large cap value sleeve)

0.40% first $50 million 0.38% next $50 million 0.34% next $50 million 0.30% next $200 million 0.28% over $350 million
Target Portfolio Trust • Large Cap Value Portfolio	0.40% first $50 million 0.38% next $50 million 0.34% next $50 million 0.30% next $200 million 0.28% over $350 million

Dated as of December 16, 2005

(1) For purposes of the subadvisory fee calculation for each Fund listed in this table, all such large cap value assets managed by NFJ pursuant to this Agreement will be aggregated with the assets of SP Style Specific-SP Small Cap Value Fund and the assets of The Target Portfolio Trust – Small Cap Value Portfolio that are managed by NFJ.

EXHIBIT B

MANAGEMENT OF THE TRUST

The Managers

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Manager under (i) a Management Agreement with Strategic Partners Style Specific Funds dated August 25, 1999, (ii) a Management Agreement with Strategic Partners Asset Allocation Funds dated May 25, 2004, and (iii) a Management Agreement with The Target Portfolio Trust dated November 9, 1992, and renewed thereafter as required by the Investment Company Act.

The Management Agreements were last approved by the Trustees of the respective Trust, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Trust Act) on June 23, 2005.

Terms of the Management Agreement

Pursuant to the Management Agreement, PI is subject to the supervision of the Trustees and, in conformity with the stated policies of the Trust, manages both the investment operations of the Trust, and the composition of the Trust’s investment portfolio, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such subadvisory agreements.

The Manager reviews the performance of all subadvisers engaged for the Trust, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, the Manager is obligated to keep certain books and records of the Trust. The Manager also administers the Trust’s business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by PFPC Trust Company to Strategic Partners Style Specific Funds and Strategic Partners Asset Allocation Funds and by The Bank of New York to The Target Portfolio Trust (as the custodian banks), and Prudential Mutual Fund Services LLC (PMFS), the Trust’s transfer and dividend disbursing agent. The management services of the Manager for the Trust are not exclusive under the terms of the Management Agreement and the Manager are free to, and do, render management services to others.

The Manager has authorized any of its Trustees, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by the Managers under the Management Agreement may be furnished by any such Trustees, officers or employees of the Manager.

In connection with its management of the business affairs of the Trust, the Manager bears the following expenses:

(a)  the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust’s subadvisers;

(b)  all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust’s business, other than those assumed by the Trust, as described below; and

(c)  the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For its services, the Manager is compensated (i) by Strategic Partners Style Specific Funds at the rate of 0.70% of the Trust’s average daily net assets, (ii) by The Target Portfolio Trust at the rate of 0.60% of the Trust’s average daily net assets, and (iii) by Strategic Partners Asset Allocation Funds at the rate of 0.75% of the first $500 million,

0.70% of the next $500 million and 0.65% of average daily net assets in excess of $1 billion of each of Strategic Partners Conservative Allocation Fund, Strategic Partners Moderate Allocation Fund and Strategic Partners Growth Allocation Fund.

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust’s subadvisers, (c) the fees and certain expenses of the Trust’s custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust’s legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust’s shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust’s outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days’ nor less than 30 days’ written notice to the affected party.

Information About PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

PI acts as manager or co-manager for the following investment companies (“PI advised Funds”), in addition to the Trust:

American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, The Prudential Investment Portfolios, Inc., , The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PI’s Directors and Officers

The business and other connections of PI’s directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupation
Judy A. Rice	President

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

David R. Odenath, Jr.	Executive Vice President

President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February 2003) of Prudential Investments LLC.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI

Kathryn L. Quirk	Executive Vice President

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate

Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Grace C. Torres	Senior Vice President

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Lee D. Augsburger	Senior Vice President

Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

The Distributor and Transfer Agent

Prudential Investment Management Service LLC (PIMS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Trust under a distribution agreement with the Trust. The Distributor is a subsidiary of Prudential. Pursuant to a distribution and service plan (the Plan) adopted under Rule 12b-1 under the Investment Company Act, the Fund bears the expenses of distribution and service fees paid to the Distributors with respect to Class A, Class B and Class C shares. For the fiscal year ended July 31, 2005, PIMS received distribution and servicing fees (i) from Strategic Partners Large Cap Value Fund as follows: $47,316 for Class A Shares, $267,740 for Class B shares and $214,057 for Class C shares; (ii) from Strategic Partners Conservative Allocation Fund as follows: $106,598 for Class A Shares, $1,143,425 for Class B shares, $438,188 for Class C shares, $9,168 for Class M shares, $10 for Class R shares and $7,010 for Class X shares;  (iii) from Strategic Partners Moderate Allocation Fund as follows: $227,575 for Class A Shares, $1,841,973 for Class B shares, $1,084,337 for Class C shares, $18,107 for Class M shares, $11 for Class R shares and $9,079 for Class X shares; and (iv) from Strategic Partners Growth Allocation Fund as follows: $131,472 for Class A Shares, $1,031,396 for Class B shares, $685,554 for Class C shares, $12,672 for Class M shares, $11 for Class R shares and $5,001 for Class X shares.

PIMS received no distribution fees from The Target Portfolio Trust.

Brokerage

For their most recent respective fiscal years, the Funds paid the following amounts in brokerage commissions to affiliated brokers:

	Strategic Partners Large Cap Value Fund, Fiscal Year End (FYE) 7/31/05	Strategic Partners Conservative Allocation Fund, FYE 7/31/05	Strategic Partners Moderate Allocation Fund, FYE 7/31/05	Strategic Partners Growth Allocation Fund, FYE 7/31/05	Large Cap Value Portfolio, FYE 12/31/05
Total brokerage commissions paid by the Fund	$34,844	$195,941	$513,957	$431,651	$189,608
Total Fund brokerage commissions paid to affiliated brokers	$341	$3,276	$7,476	$5,918	$973
Percentage of total Fund brokerage commissions paid to affiliated brokers	1.09%	0.14%	1.45%	1.37%	0.51%
Percentage of the aggregate dollar amount of portfolio transactions involving payment of commissions to affiliated brokers	0.80%	0.30%	0.57%	0.93%	0.51%

EXHIBIT C

OFFICER INFORMATION

Name (Age)	Office(s) With the Trust	Principal Occupation
Lee D. Augsburger (46)	Chief Compliance Officer of the below referenced funds

Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Judy A. Rice (58)	President

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute; Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59)	Vice President

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

C-1

Name (Age)	Office(s) With the Trust	Principal Occupations
Helene Gurian (52)	Anti-Money Laundering Compliance Officer

Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001- May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Grace C. Torres (46)	Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Kathryn L. Quirk (53)	Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC; previously General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48)	Secretary

Vice President and Corporate Counsel (since February 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Claudia Di Giacomo (31)	Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Jonathan D. Shain (47)	Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

C-2

EXHIBIT D

OTHER FUNDS MANAGED BY NFJ

The following table sets forth information relating to the other registered investment company portfolios for which NFJ acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Fund.

Fund	Annual Management Fee (as of% of average net assets)	Approximate Net Assets as of 12/31/05
Strategic Partners Style Specific Funds - Strategic Partners Small Capitalization Value Fund	0.40%	$103,043,336
The Target Portfolio Trust- Small Capitalization Value Portfolio	0.40%	$79,274,755

MANAGEMENT OF NFJ

The table below lists the name, address, position with NFJ and principal occupation during the past five years for the principal executive officers and directors of NFJ.

Name and Address*	Position with NFJ and Principal Occupation
Ben J. Fischer	Managing Director, Portfolio Manager
E. Cliff Hoover	Managing Director, Portfolio Manager
Paul A. Magnuson	Managing Director, Portfolio Manager
Barbara R. Claussen	Managing Director, Chief Operating Officer
Francis C. Poli	Managing Director, Chief Legal Officer
Patti S. Almanza	Chief Compliance Officer
John C. Maney	Managing Director, Chief Financial Officer

*The address of each person is 2100 Ross Avenue, Suite 1840, Dallas, Texas 75201

D-1

EXHIBIT E

SHAREHOLDER INFORMATION

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Strategic Partners Large Cap Value Fund

As of February 17, 2006 the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

As of February 17, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

Name	Address	Class	Shares/%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	A	702,373.867/33.62%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	B	1,183,272.794/58.50%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	C	1,089,900.019/65.18%

SHAREHOLDER INFORMATION

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

Strategic Partners Conservative Allocation Fund

As of February 17, 2006 the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

As of February 17, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

Name	Address	Class	Shares/%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	A	1,894,966.153/37.67%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	B	3,951,468.695/38.70%
Merrill Lynch, Pierce, Fenner &Smith For the Sole Benefit of its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	C	354,692/9.75%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	C	2,532,477.186/69.62%
NFS LLC FEBO NFS/FMTC Rollover IRA FBO Dr. Stephen G Henry	1721 County Road 120 NE Alexandria MN 56308	M	16,055/6.18%
Mc Donald Investments Inc C/FBO Cynthia Kester	185 Bayshore Ct Punta Gorda FL 33950	M	24,517/9.44%
McDonald Investments FBO	800 Superior Ave Ste 2100 Cleveland OH 44114	M	14,274/5.49%
Lin (K) and Simple IRA PMFS Transfer Agent for The Fund	100 Mulberry Street #3 Newark NJ 07102	M	15,065/5.80%
Edward D Jones and Co F/A/O Patrick G Donahue TTEE U/A DTD 2/05/05	PO Box 2500 Maryland Heights MO 63043	M	13,208/5.08%
Union Bank TR Nominee C/F TS Construction Inspection & T	PO Box 85484	R	472,541/99.37%
Prudential Trust Company C/F The Rollover IRA Of Adam W Leighton	9 Laurel Dr Simsbury CT 06070	X	37,077/23.87%
Prudential Trust Company C/F The Rollover IRA Of Sandra R Vanwart Dec’d FBO Scott H Vanwart	115 Greenwoods Lane East Windsor CT 06088	X	21,828/14.05%
Prudential Trust Company C/F The Rollover IRA Of Eugene Orientale	5749 Concord Drive North Port FL 34287	X	14,270/9.19%
Prudential Trust Company C/F The IRA Of Angelina Orientale	5749 Concord Drive North Port FL 34287	X	10,337/6.66%
Prudential Trust Company C/F The IRA Of Christine A Tillman	5617 SW 107th Wakarusa KS 66546	X	7,781/5.01%

Bruce L Legrow TTEE Donald H Simmons TTEE Glenn Garrett Clinic PA 401K PSP & Trust DDT 01/01/97	402 N Kaufman Linden TX 75563	X	9,963/6.41%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Wellspan Health	1135 South Edgar Street PO Box 15198 York PA 17403	Z	45,643/10.46%
Prudential Investment FBO Mutual Fund Clients ATTN Pruchoice Unit	100 Mulberry St Newark NJ 07102	Z	203,358/46.59%
PIMS Prudential Retirement As Nominee For The TTEE Customer Plan Lansing Board of Water & Light	1232 Haco Drive PO Box 13007 Lansing MI 48912	Z	57,189/13.10%
Cahrles Schwab CO	101 Montgomery St San Francisco CA 94104	Z	78,194/17.92%

Strategic Partners Moderate Allocation Fund

As of February 17, 2006 the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

As of February 17, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

Name	Address	Class	Shares/%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Liberty Hospital Retirement	2525 Glenn W. Hendren Drive Liberty MO 64068	A	566,957/5.62
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	A	3,853,851.207/38.20%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	B	6,897,711.261/42.96%
Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor	333 West 34th Street New York NY 10001	C	595,096/5.75%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	C	1,110,030/10.73%
Wachovia		M	25,260.558/5.01%
Union Bank TR Nominee C/F TS Construction Inspection & T	PO Box 85484 San Diego CA 92186	R	292,453/97.98%
Prudential Trust Company C/F The Rollover IRA Of Gail R Azia	784 Pine Island Dr Melbourne FL 32940	X	22,301/7.22%
Prudential Trust Company C/F The Rollover IRA Of Ann Follacchio	10 Terrie Rd Farmington CT 06032	X	16,434/5.32%
Prudential Trust Company C/F The Rollover IRA Of Walter J Shultz	523 Leon Ave Delran NJ 08075	X	31,689/10.25%
Prudential Trust Company C/F The Rollover IRA Of David S Sitner	112 Bluff Point Road S Glastonbury CT 06073	X	20,016/6.48%
Prudential Trust Company C/F The Rollover IRA Of Harlene K Anderson	11448 Holder St Cypress CA 90630	X	18,219/5.90%
Prudential Trust Company C/F The Rollover IRA Of	4800 Deer Lake Drive East Jacksonville FL 32246	Z	155,733/13.80%
Prudential Investment FBO Mutual Fund Clients Attn Pruchoice Unit	100 Mulberry St Newark NJ 07102	Z	131,125/11.62%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Lansing Board Of Water & Light	1232 Haco Drive PO Box 13007 Lansing MI 48912	Z	361,204/32.01%
Charles Schwab CO	101 Montgomery St San Francisco CA 94104	Z	342,938/30.39%

Strategic Partners Growth Allocation Fund

As of February 17, 2006, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

As of February 17, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

Name	Address	Class	Shares/%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	A	2,826,264.776/48.04%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	B	3,933,330.851/43.31%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	C	4,604,768.175/68.30%
Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor	333 West 34th Street New York NY 10001	C	427,165/6.34%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	C	549,534/8.15%
Wachovia		M	30,283.929/5.82%
Union Bank TR Nominee C/F TS Construction Inspection & T	PO Box 85484 San Diego CA 92186	R	7,732/80.64%
MG Trust Company Trustee Sea Star Line, LLC	700 17th Street Suite 300 Denver CO 80202	R	1,186/12.37%
Prudential Trust Company C/F The IRA Of Richard J Malinczak	1160 Jeffery Lane Saline MI 48176	X	9,905/7.92%
Prudential Trust Company C/F The IRA Of Juanee J Jensen	8926 Vrain St Westminster CO 80031	X	14,052/11.24%
Prudential Trust Company C/F The IRA Of Peggy L Abeyta	8080 Lowell Blvd Westminster CO 80031	X	10,168/8.13%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	Z	84,870/14.93%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Wellspan Health	1135 South Edgar Street PO Box 15198 York PA 17403	Z	71,395/12.56%
Prudential Investment FBO Mutual Fund Clients Attn Pruchoice Unit	100 Mulberry St Newark NJ 07102	Z	97,384/17.13%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Pan Lansing Board Of Water & Light	1232 Haco Drive PO Box 13007 Lansing MI 48912	Z	62,175/10.94%
Charles Schwab CO	101 Montomery St San Francisco CA 94104	Z	218,776/38.49%

SHAREHOLDER INFORMATION

THE TARGET PORTFOLIO TRUST

Large Cap Value Portfolio

As of February 17, 2006, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

As of February 17, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

Name	Address	Class	Shares/%
Prudential Investment FBO Mutual Fund Clients Attn Pruchoice Unit	100 Mulberry Street Newark NJ 07102		21,688,575/92.18%